UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 22, 2026
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, Louisiana 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders
On April 22, 2026, the Company held its Annual Meeting in Choudrant, LA. Of the 30,981,298 shares of common stock eligible to vote at the Annual Meeting, 26,322,719 shares were represented in person or by proxy, representing approximately 84.96% of the outstanding shares as of the record date for the Annual Meeting. The final voting results of voting on each of the proposals submitted to stockholders at the Annual Meeting are as follows:
Proposal 1 - Elect 10 directors to serve until the 2026 annual meeting of stockholders and until their successors are elected and qualified.

Election of Directors:	For	Against	Abstain	Broker Non-Vote
01 James D'Agostino, Jr.	22,463,507	464,176	15,758	3,379,278
02 James Davison, Jr.	22,612,425	327,651	3,365	3,379,278
03 A. La'Verne Edney	22,816,196	106,252	20,993	3,379,278
04 Meryl Farr	21,628,103	1,272,290	43,048	3,379,278
05 Richard Gallot, Jr.	22,812,457	127,137	3,847	3,379,278
06 Stacey Goff	22,670,402	242,905	30,134	3,379,278
07 Cecil Jones	22,657,428	243,067	42,946	3,379,278
08 Michael Jones	21,425,355	1,475,558	42,528	3,379,278
09 Gary Luffey	22,459,680	456,075	27,686	3,379,278
10 Drake Mills	22,662,460	240,069	40,912	3,379,278
Proposal 2 - Approve the Amended and Restated Origin Bancorp, Inc. Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
22,721,240	184,694	37,507	3,379,278
Proposal 3 - Approve, on a non-binding advisory basis, the compensation of our named executive officers (“NEOs”) (the “Say-On-Pay Proposal”)

For	Against	Abstain	Broker Non-Vote
22,327,908	570,287	45,246	3,379,278
Proposal 4 - Approve, on a non-binding advisory basis, whether a stockholder advisory vote on the compensation of our NEOs should occur every one, two or three years.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
21,422,449	52,322	1,426,650	42,020	3,379,278
Consistent with the recommendation of the Board of Directors of the Company set forth in the Company’s proxy statement for the 2026 Annual Meeting (the “2026 Proxy Statement”), and the majority vote of the Company’s stockholders at the 2026 Annual Meeting, the Company will include an annual advisory vote on the compensation of its NEOs in its proxy materials until the next required stockholder vote on the frequency of future advisory votes on executive compensation, which vote is expected to be held in six years at the Company’s 2032 Annual Meeting of Stockholders. Accordingly, the next shareholder advisory (non-binding) vote on executive compensation of NEOs will be held at the Company’s 2027 Annual Meeting of Stockholders.
Proposal 5 - Ratify the appointment of Forvis Mazars, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Vote
26,236,483	56,896	29,340	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2026	ORIGIN BANCORP, INC.

By: /s/ William J. Wallace, IV
William J. Wallace, IV
Senior Executive Officer and Chief Financial Officer